SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                  CORTECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                 CORTECH, INC.
                                376 MAIN STREET
                                  P.O. BOX 74
                              BEDMINSTER, NJ 07921
                                 (908) 234-1881
                            -----------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                November 4, 1999

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. (the "Company") will be held on Thursday, November 4, 1999 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

         1. To elect two Class II directors to serve until their terms expire in 2002 or until their respective successors are duly elected and qualified;

         2. To  transact  such other  business as may  properly  come before the
Annual  Meeting  or  any  adjournment(s),   postponement(s)  or  continuation(s)
thereof.

         Only stockholders of record at the close of business on September 30, 1999, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                       By Order of the Board of Directors


                                       /s/ Paul O. Koether
                                       --------------------------
                                       Paul O. Koether
                                       Chairman
Date: October 4, 1999

                             YOUR VOTE IS IMPORTANT

         In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                  CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                November 4, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, November 4, 1999, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-1881.

     These proxy solicitation materials are first being mailed on or about October 4, 1999 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record at the close of business on September 30, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 1,852,209 shares of the Company's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the two nominees listed under the caption "Election of Directors". No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


                              ELECTION OF DIRECTORS


     The Company's Certificate and Bylaws, each as amended, currently provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number or directors, with each class having a three-year term.

     The Company currently has a total of six directors, consisting of three Class I directors, whose terms expire in 2001; one Class II director, whose term expires in 1999; and two Class III directors, whose terms expire in 2000.

     Two Class II directors will be elected at the Annual Meeting. The Board of Directors has nominated Leonard M. Tannenbaum and Sheri Perge as Class II directors (term expiring 2002) to be elected at the Annual Meeting.

     The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any of such nominees becomes unable or unwilling to accept nomination or election as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominee as management may propose.

     Set forth below is biographical information for the persons (including the Additional Nominees) nominated for election to the Board of Directors and each other person whose term of office as a director will continue after the Annual Meeting, including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of September 30, 1999 and the year in which each continuing director became a director of the Company.

Continuing Class I Directors

     Paul O. Koether, 63, Chairman and Director of the Company since September 1998, is principally engaged in the following businesses: (i) as Chairman and director of Kent Financial Services, Inc. ("Kent") since July 1987 and President since October 1990 and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent and (ii) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of T. R. Winston & Company, Inc. ("Winston") and since July 1992, as Chairman of Golf Rounds.com, Inc., ("Golf Rounds") which operates internet golf and skiing sites; Mr. Koether is also the President of Asset Value Management ("AVM"), a wholly owned subsidiary of Kent, AVM the sole general partner of Asset Value Fund Limited Partnership ("AVFLP"). Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals Inc.("PWBI") a manufacturer and distributor of natural products. He is also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation, ("Sun") a private company.

     Mark W. Jaindl, 39, Vice Chairman and Director of the Company since September 1998, is the President and Chief Executive Officer of American Bank, a commercial bank located in Allentown, Pennsylvania. He has served as a director and Vice-Chairman of American Bank since June 1997. He has served as Senior Vice President of Pure World from June 1992 until May 1995 and as a director since October 1994. He was Senior Vice President of PWBI from December 1994 until May 1995 and a director of PWBI since December 1994 and he has served as a director of Golf Rounds since July 1992. From May 1982 to October 1991 and again since May 1995 he has served as Chief Financial Officer of Jaindl Farms, which is engaged in diversified businesses, including the operation of a 12,000-acre turkey farm, a John Deere dealership and a grain operation. Mr. Jaindl also served as the Chief Financial Officer of Jaindl Land Company, a developer of residential, commercial and industrial properties in eastern Pennsylvania.

     John W. Galuchie, Jr., 46, a certified public accountant and President and Director of the Company since September 1998, is principally engaged in the following businesses: (i) Winston, as President since January 1990 and director since September 1989; (ii) Kent, in various executive positions since 1986 and a director from June 1989 until August 1993; (iii) Pure World, as Executive Vice President since April 1988, director from January 1990 until October 1994 and for more than five years as Vice President and director of Sun; (iv) Golf Rounds as Vice President, Treasurer and a director since July 1992. Mr. Galuchie is also the Vice President and Secretary of AVM, the sole general partner of AVFLP. Mr. Galuchie served as a director of Crown NorthCorp, Inc. from June 1992 to August 1996. From December 1998 to June 1999, Mr. Galuchie was a director of HealthRite, Inc. and since September 1999, a director of Gish Biomedical, Inc.

 The Board of Directors recommends a vote FOR each of the nominees listed below.

Nominees for Election as Class II Directors

     Leonard M. Tannenbaum, 28, a chartered financial analyst, has been President of CollectingNation.com, LLC since June 1999 and a director of the New World Coffee & Bagel, Inc. since March 1999. Mr. Tannenbaum has been a Managing partner at MYFM Capital, LLC since March 1998, and Principal with LAR Management, Inc., from April 1997 to April 1999. From June 1994 to June 1996, Mr. Tannenbaum was Assistant Vice President and analyst in the Small Company Group at Merrill Lynch. Mr. Tannenbaum was also a director to WesTower, Inc. from March 1999 to August 1999.

     Sheri Perge, 41, has been Director of Loan Acquisitions at GE Capital Real Estate since January 1998 and from December 1996 to January 1998 served as
Director of Marketing for GE Capital Realty Group. Between March 1996 and December 1996, Ms. Perge served with Crown NorthCorp and it's predecessor
NorthCorp Realty Advisors, Inc., in several positions including Director of Contracting, Senior Marketing Manager and Director of Corporate Marketing.


Continuing Class III Directors

     Edward Finkelstein, 62, has been a director of the Company since July 1998. Mr. Finkelstein has been a managing partner of REM, a real estate holding company, since 1986, and the President and Chief Executive Office of Edmark Development LLC, a commercial real estate development and management company, since 1990. He has also served as the President and Chief Executive Officer of Central Motors, a holding company of Midwestern car dealerships, since 1992, and the Chairman and Chief Executive Officer of Rollabind, Inc., a manufacturer of patented disc binding systems, since 1996.

     James L. Bicksler, Ph.D., 60, Director of the Company since September 1998, is a Professor of Economics and Finance, Graduate School of Management, Rutgers University, a position he has held since 1969.

Board Meetings and Committees

     During the fiscal year ended December 31, 1998, the Board of Directors held ten meetings. The Board currently has an Audit Committee composed of Mr. Jaindl, as Chairman and Dr. Bicksler.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; and recommends to the Board the independent auditors to be retained. The Audit Committee, which was previously composed of Mr. Fingerhut and a former director, met once during 1998.

     During the year ended December 31, 1998, each Board member, except former Board Members Mr. von Roy and Dr. Gold, attended 75% or more of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which each was a director or committee member, respectively.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
  Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the September 24, 1999, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:


                                          Number of Shares           Approximate
         Name and Address of              of Common Stock              Percent
          Beneficial Owner              Beneficially Owned(1)         of Class
         -------------------            ---------------------        -----------

         Asset Value Fund Limited              584,700                  31.57%
          Partnership (2)
          376 Main Street
          PO Box 74
          Bedminster, NJ 07921

         Paul O. Koether (3)                   584,700                  31.57%
          211 Pennbrook Road
          PO Box 97
          Far Hills, NJ 07931

         Mark W. Jaindl (2)                     25,000                   1.35%
          3150 Coffeetown Road
          Orefield, PA 18069

         John W. Galuchie, Jr.(3)              584,700                  31.57%
          376 Main Street
          PO Box 74
          Bedminster, NJ 07921

         James L. Bicksler                           -                       -
          96 Inwood Ave
          Upper Montclair, NJ 07043

         Edward Finkelstein                     44,402                   2.40%
          17842 Argyll Terrace
          Boca Raton, FL 33496-1415

                                          Number of Shares           Approximate
         Name and Address of              of Common Stock              Percent
          Beneficial Owner              Beneficially Owned(1)          of Class
         --------------------           ---------------------        -----------

         Sue Ann Itzel(3)                      584,700                  31.57%
           376 Main Street
           PO Box 74
           Bedminster, NJ 07921

         Leonard M. Tannenbaum                       -                       -
          700 Scarsdale Avenue #2C
          Scarsdale, NY 10583

         Sheri Perge                                 -                       -
          Two Bent Tree Tower
          16479 Dallas Parkway
          Suite 400
          Dallas, TX 75248-2661

         All directors and officers            695,121                  37.53%
         as a group (7 persons)
         -----------------------------------
         * Represents less than one percent.

(1) This table is based upon information supplied by the Company's officers, directors and principal stockholders and Schedule 13D filed with the Securities Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 1,852,209 shares outstanding on February 28, 1999, adjusted as required by rules promulgated by the SEC.

(2)      The sole  general  partner  of Asset  Value  Fund  Limited  Partnership
         ("Asset Value") is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. ("Kent"), a Delaware corporation. Mr. Koether is the Chairman and President of Kent and the President of AVM. Mr. Galuchie is the Executive Vice President and Treasurer of Kent and Treasurer of AVM and Ms. Itzel is the Assistant Secretary and Assistant Treasurer of AVM and Secretary of Kent. On February 10, 1998, Mark W. Jaindl and Frederick
         J. Jaindl acquired, respectively, 25,000 shares and 52,000 shares of the Company's Common Stock from Asset Value in a privately negotiated transaction. Mark Jaindl is the son of Fred Jaindl. Mark and Fred Jaindl disclaim beneficial ownership of each others shares.

(3)  Includes 584,700 shares held by Asset Value.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 1998.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 1998, 1997 and 1996, the compensation of any person who, as of December 31, 1998, was an Executive Officer of the Company with annual compensation in excess of $100,000 ("Executive Officers").


                                                       Summary Compensation Table

                                                                                 Long-Term Compensation
                                          Annual Compensation                            Award
                                          -------------------               -------------------------------
                                                                            Securities
Name and                                                                    Underlying         All Other
Principal Position                  Year         Salary       Bonus          Options        Compensation(1)
------------------                  ----         ------       -----         ----------      ---------------

Paul O. Koether (2)                 1998       $      -      $     -                -           $       -
   Chief Executive
   Officer and
   Chairman of the
   Board

John W. Galuchie, Jr.(2)            1998       $      -      $     -                -           $       -
   President

Kenneth R., Lynn (3)                1998       $135,975      $     -                -           $ 459,887
   Former President,                1997        265,513       65,000                -               1,141
   Chief Executive Officer          1996        265,006       65,000            7,500               1,174
   and Chairman of
   the Board




                                                                                 Long-Term Compensation
                                          Annual Compensation                            Award
                                          -------------------               -------------------------------
                                                                            Securities
Name and                                                                    Underlying         All Other
Principal Position                  Year        Salary        Bonus          Options        Compensation(1)
------------------                  ----        ------        -----         ----------      ---------------

Joseph L. Turner (4)                1998       $      -      $     -                -           $       -
   Former Vice President            1997        165,537            -                -               2,165
   Finance and Administration       1996        154,533       25,000            4,000               2,399
   Chief Financial Officer
   and Secretary

Diarmuid Boran (5)                  1998        $140,375     $     -                -           $   1,707
   Former Vice President            1997         140,364      30,000                -               1,708
   Corporate Development            1996         140,046      25,000            4,000               1,707
   and Planning
--------------------


(1) Includes matching payments by the Company under its 401(k) Plan and premium paid by the Company for group term life insurance. For 1998, the amounts were $664 and $456, respectively, for Mr. Lynn and $1,404 and $304, respectively, for Mr. Boran. In addition, for Mr. Lynn, this amount includes severance benefits as more fully described in (3) below.

(2) Mr. Koether and Mr. Galuchie were elected to their current positions on September 20, 1998 and receive no compensation or fees for their services.

(3) Mr. Lynn left all positions with the Company as of May 18, 1998. In accordance with the prior Board's determination that Mr. Lynn's departure constituted a Termination Event under the Executive
         Compensation and Benefits Agreement dated as of October 14, 1997 between the Company and Mr. Lynn, Mr. Lynn was entitled to receive the benefits provided thereunder, subject to the modifications set forth in the letter agreement dated May 18, 1998 between Mr. Lynn and the prior
         Board: (i) the lump sum salary continuation payment was limited to 20 months salary or $441,667, (ii) no pro rata bonus was paid, and (iii) all outstanding options held by Mr. Lynn were terminated and extinguished. Pursuant to the letter agreement, Mr. Lynn agreed to make himself available as a consultant to the Company through June 30, 1998 at a rate equal to half of his former rate of compensation; consulting fees totaling $17,100 were paid to Mr. Lynn during such period. In addition, the Company entered into an indemnity agreement with Mr. Lynn whereby it agreed to indemnify him against claims arising in connection with acts or omissions arising out of his service as a director, executive, employee, consultant and/or agent of the Company.

(4) Mr. Turner resigned as an officer and employee of the Company as of December 1, 1997. At such time, Mr. Turner and the Company entered into an agreement pursuant to which Mr. Turner served as a consultant and continued to receive his former salary through June 30, 1998. Stock options held by Mr. Turner at the time of his resignation continued to vest until June 30, 1998.

(5) Mr. Boran became an executive officer in 1995. In May 1998, Mr. Boran was appointed Chief Operating Officer and Acting Chief Financial Officer of the Company. Mr. Boran resigned effective December 31, 1998 and received as a severance benefit approximately nine months salary which included an arrangement to provide consulting services to the Company. No severance benefits were paid to Mr. Boran in 1998.

         Stock Option Grants and Exercises

         No options were granted to or exercised by the Named Executive Officers during 1998 or 1997.

         The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.


                                                    Fiscal Year-End Options Values
                                     ---------------------------------------------------------
                                                                     Value of Unexercised
                                       Number of Unexercised             In-the-Money
                                        Options at 12/31/98           Options at 12/31/98
                                     Exercisable/Unexercisable    Exercisable/Unexercisable(1)
                                     -------------------------    ----------------------------
         Name
         ----
         Paul O. Koether                      -   /      -            $   -   /   -
         John W. Galuchie, Jr.                -   /      -                -   /   -
         Kenneth R. Lynn                      -   /      -                -   /   -
         Joseph L. Turner                16,400   /  13,400               -   /   -
         Diarmuid Boran                       -   /       -               -   /   -


         (1)      There were no In-the-Money options at December 31, 1998.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

     The Company's Certificate of Incorporation and Bylaws provide, among other things, that the Company will indemnify each officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law.

Severance Agreements

     Kenneth R. Lynn and Diarmuid Boran have entered into certain arrangements with Cortech which provide for certain payments and benefits. Joseph L. Turner, Cortech's former Vice President, Finance and Administration, Chief Financial Officer and Secretary, entered into a consulting arrangement with Cortech upon his resignation on December 1, 1997 (see Footnote 4 to the "Summary Compensation Table").

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers ("PWC") served as the Company's independent public accountants for the fiscal year ended December 31, 1998 and have been selected to serve as the Company's independent public accountants for the fiscal year ending December 31, 1999. It is not expected that a representative of PWC will be present at the Annual Meeting.


                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than January 1, 2000. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION


     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.


                                            By Order of the Board of Directors


                                            /s/ PAUL O. KOETHER
                                            --------------------------
                                            PAUL O. KOETHER
                                            Chairman

Dated: October 4, 1999

                                  CORTECH, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 4, 1999


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.002 per share, of Cortech, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cortech, Inc. to be held on Thursday, November 4, 1999 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed as indicated below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (to be continued and signed on the other side)




     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS DIRECTORS, AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

ITEM 1. To elect the nominees whose names appear below as Class II directors for a term of three years or until their successors are duly elected and qualified:

---      FOR all nominees listed below (except as marked to the contrary below)


---      WITHHOLD AUTHORITY to vote for all nominees listed below

                  Nominees:
                              Leonard M. Tannenbaum
                              Sheri Perge

For, except vote withheld from the following nominee(s):

------------------------------------------------------------

ITEM 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature                                   Date            , 1999
          ---------------------------------     ------------
          Signature and title or authority


Signature                                   Date            , 1999
          --------------------------------      ------------
          Signature if held jointly

IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.